SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 12/25/96
                        (Date of earliest event reported)


                    JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1995-C1
        (Exact name of registrant as specified in governing instruments)



                                    New York
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (202) 664-5500
              (Registrant's telephone number, including area code)


                        Commission File Number 333-16397

                 04-3342274(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                    JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1995-C1
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1995-C1


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1995-C1
                                  (Registrant)

Date:  12/25/96

  By:
  Name David Shepherd
Title: Assistant Secretary
State Street Bank and Trust Company
as Trustee




J. P. Morgan Commercial Mortgage Finance Corp.
Mortgage Pass-Through Certificates
Series 1995-C1
B168

Report to Certificateholders for Payment Date:            December 25, 1996
Payment Summary

             Beginning  Certificate  Interest     Principal    Interest         Ending
Class        Factor     Rate         Type         Distribution Distribution     Factor
Regular
A1           0.96752    0.07221293   Variable     2.20855      5.82230          0.96531
A1X*         0.00000    0.01780000   Fixed        0.00000      1.48333          0.00000
A2           1.00000    0.07351293   Variable     0.00000      6.12608          1.00000
A2X*         0.00000    0.01650000   Fixed        0.00000      1.37500          0.00000
B            1.00000    0.07571293   Variable     0.00000      6.30941          1.00000
C            1.00000    0.07751293   Variable     0.00000      6.45941          1.00000
D            1.00000    0.08181293   Variable     0.00000      6.81774          1.00000
DX*          0.00000    0.01212354   Variable     0.00000      1.01029          0.00000
E            1.00000    0.09001293   Variable     0.00000      7.50108          1.00000
F            1.00000    0.09001293   Variable     0.00000      7.50108          1.00000
G            1.00000    0.09001293   Variable     0.00000      7.50108          1.00000
NR           1.00000    0.09001293   Variable     0.00000      7.50108          1.00000
R-I          0.00000    0.00000000   N/A          0.00000      0.00000          0.00000
R-II         0.00000    0.00000000   N/A          0.00000      0.00000          0.00000

Class DX Components
DX-B*        0.00000    0.01430000   Fixed        0.00000      0.42058          0.00000
DX-C*        0.00000    0.01250000   Fixed        0.00000      0.42893          0.00000
DX-D*        0.00000    0.00820000   Fixed        0.00000      0.16078          0.00000
* Notional Class



           Principal    Principal    Interest     Interest    Total
Class      Payable      Adjustments  Payable      Adjustments Payable
Regular
A1         185,949.03   0.00         490,208.79   0.00        676,157.82
A1X*       0.00         0.00         120,833.15   0.00        120,833.15
A2         0.00         0.00         190,857.95   0.00        190,857.95
A2X*       0.00         0.00         42,838.13    0.00        42,838.13
B          0.00         0.00         65,169.91    0.00        65,169.91
C          0.00         0.00         77,842.36    0.00        77,842.36
D          0.00         0.00         46,946.99    0.00        46,946.99
DX*        0.00         0.00         29,567.29    0.00        29,567.29
E          0.00         0.00         58,110.85    0.00        58,110.85
F          0.00         0.00         58,110.85    0.00        58,110.85
G          0.00         0.00         51,652.42    0.00        51,652.42
NR         0.00         0.00         38,770.33    0.00        38,770.33
R-I        0.00         0.00         0.00         0.00        0.00
R-II       0.00         0.00         0.00         0.00        0.00
Total      185,949.03   0.00         1,270,909.02 0.00        1,456,858.05

Class DX Components
DX-B*      0.00         0.00         12,308.73    0.00        12,308.73
DX-C*      0.00         0.00         12,553.13    0.00        12,553.13
DX-D*      0.00         0.00         4,705.43     0.00        4,705.43
* Notional Class


Other Information
                                                Current           Unreimbursed

Principal and Interest Advances                 216,350.84        244,994.34
            Principal Portion                   33,670.91         38,682.37
            Interest Portion                    182,679.93        206,311.97

Servicing Advances                              0.00              0.00


Interest on Advances                                              136.33

Master Servicing Fee                                              7,059.57
Primary Servicing Fee                                             17,648.89



                                Scheduled            Unscheduled
                                Principal            Principal      Distribution
             Beginning          Distribution         Distribution   Certificate          Ending
Class        Balance            Amount               Amount         Principal            Balance
A1           81,460,551.49      185,949.03           0.00           185,949.03           81,274,602.46
A1X*         81,460,551.49      0.00                 0.00           0.00                 81,274,602.46
A2           31,155,000.00      0.00                 0.00           0.00                 31,155,000.00
A2X*         31,155,000.00      0.00                 0.00           0.00                 31,155,000.00
B            10,329,000.00      0.00                 0.00           0.00                 10,329,000.00
C            12,051,000.00      0.00                 0.00           0.00                 12,051,000.00
D            6,886,000.00       0.00                 0.00           0.00                 6,886,000.00
DX*          29,266,000.00      0.00                 0.00           0.00                 29,266,000.00
E            7,747,000.00       0.00                 0.00           0.00                 7,747,000.00
F            7,747,000.00       0.00                 0.00           0.00                 7,747,000.00
G            6,886,000.00       0.00                 0.00           0.00                 6,886,000.00
NR           5,168,634.00       0.00                 0.00           0.00                 5,168,634.00
R-I          0.00               0.00                 0.00           0.00                 0.00
R-II         0.00               0.00                 0.00           0.00                 0.00
Total        169,430,185.49     185,949.03           0.00           185,949.03           169,244,236.46

Class DX Components
DX-B*        10,329,000.00      0.00                 0.00           0.00                 10,329,000.00
DX-C*        12,051,000.00      0.00                 0.00           0.00                 12,051,000.00
DX-D*        6,886,000.00       0.00                 0.00           0.00                 6,886,000.00
* Notional Class


                                                           Collateral             Distrib
                                                           Value                  Cert         Unpaid
           Accrued            Prepayment    Prepayment     Adjusted   Net         Interest     Distrib          Distributable
           Certificate        Interest      Interest       Interest   Prepayment  for prior    Cert             Certif
Class      Interest           Excess        Shortfall      Amount     Premium     Distrb Dates Interest         Interest
A1         490,208.79         0.00          0.00           0.00       0.00        0.00         0.00             490,208.79
A1X*       120,833.15         0.00          0.00           0.00       0.00        0.00         0.00             120,833.15
A2         190,857.95         0.00          0.00           0.00       0.00        0.00         0.00             190,857.95
A2X*       42,838.13          0.00          0.00           0.00       0.00        0.00         0.00             42,838.13
B          65,169.91          0.00          0.00           0.00       0.00        0.00         0.00             65,169.91
C          77,842.36          0.00          0.00           0.00       0.00        0.00         0.00             77,842.36
D          46,946.99          0.00          0.00           0.00       0.00        0.00         0.00             46,946.99
DX*        29,567.29          0.00          0.00           0.00       0.00        0.00         0.00             29,567.29
E          58,110.85          0.00          0.00           0.00       0.00        0.00         0.00             58,110.85
F          58,110.85          0.00          0.00           0.00       0.00        0.00         0.00             58,110.85
G          51,652.42          0.00          0.00           0.00       0.00        0.00         0.00             51,652.42
NR         38,770.33          0.00          0.00           0.00       0.00        0.00         0.00             38,770.33
R-I        0.00               0.00          0.00           0.00       0.00        0.00         0.00             0.00
R-II       0.00               0.00          0.00           0.00       0.00        0.00         0.00             0.00
Total      1,270,909.02       0.00          0.00           0.00       0.00        0.00         0.00             1,270,909.02

Class DX Components
DX-B*      12,308.73          0.00          0.00           0.00       0.00        0.00         0.00             12,308.73
DX-C*      12,553.13          0.00          0.00           0.00       0.00        0.00         0.00             12,553.13
DX-D*      4,705.43           0.00          0.00           0.00       0.00        0.00         0.00             4,705.43
* Notional Class



